FORM OF 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 25, 1998


                             WESTAMERICA CORPORATION
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             (Exact name of registrant as specified in its charter)



         Oklahoma                     0-17538                  73-1323822
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State or Other Jurisdiction         Commission              IRS Employer
     of Incorporation               File Number             Identification No.



 7208 Sand Lake Road, Suite 304, Orlando, Florida                  32819
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       (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (407) 354-3333


               3300 S.W. 34th Avenue, Suite 148, Ocala, Florida 34474
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          (Registrant' former address, if changed since last report.)

Item 1.           Changes in Control of Registrant.

         Not Applicable

Item 2.           Acquisition or Disposition of Assets.

         The Registrant, WestAmerica Corporation, completed on February 25, 1998, the divestiture of its oil and gas subsidiary, ECC Energy Corporation ("ECC"), a California corporation, to Edward R. Foraker, of Scottsdale, Arizona, effective as of January 1, 1998 ("Purchase Date"). The Registrant sold to Mr. Foraker (the former controlling shareholder, Chairman, President, and CEO of the Registrant) 2,072,484 shares of ECC Common Stock, representing 100% of the issued and outstanding shares of all classes of stock of ECC, which were owned by the Registrant prior to the Purchase Date.

         The Registrant received $500,000 in cash from Mr. Foraker as an advance payment during the last quarter of 1997. Mr. Foraker also agreed in addition to the purchase price, to assume and guarantee $2,000,000 for the purchase and/or exchange of 100,000 shares of Series A Convertible Preferred Stock and 121,700 shares of Series B Non-convertible Preferred Stock of the Registrant. The parties agreed that the stated value of such Preferred Stock is $2,000,000.

Item 3.           Bankruptcy or Receivership.

         Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.           Other Events.

         Not Applicable

Item 6.           Resignation of Registrant's Directors.

         Not Applicable.




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


Item 7.           Financial Statements and Exhibits.

         Annexed as Exhibit A hereto is the Balance Sheet restated as of January 1, 1998 of the Registrant which was presented to the Board of Directors after the effective date of the sale of ECC Energy Corporation, the Registrant's former subsidiary.

Item 8.           Change in Fiscal Year.

         Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

         Effective January 1, 1998, the Registrant executed a Subscription Agreement with a Geneva, Switzerland based investment group to sell 15,000 shares of Series AA Non-voting Convertible Preferred Stock ("Preferred Shares") and delivered into escrow such shares, in the principal amount of $1,500,000. The Registrant anticipates receiving such funds over the next 90 days. The Preferred Shares have a stated value of $100 per share, a par value of $.01 per share, and are convertible into common stock at any time on or after April 15, 1998 or prior to February 1, 2000 at a conversion price equal to twice the dollar figure divided by the immediately preceding 5-day average bid price for the common stock.



                               * * * * * * * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WESTAMERICA CORPORATION


Date: February 26, 1998                      By:/s/Daniel M. Boyar
                                                ------------------
                                                Daniel M. Boyar, Chairman, CEO,
                                                Principal Executive Officer





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

                                     WESTAMERICA CORPORATION
                                   CONSOLIDATED BALANCE SHEET
                                      As of January 1, 1998
                                     (Dollars in Thousands)
                                           (Unaudited)

ASSETS:

     Cash and cash equivalents .................................................         89

     Investments ...............................................................        572

     Series AA Convertible Preferred Stock subscription receivable .............      1,500

     Furniture and equipment ...................................................        219

     Less: accumulated depreciation ............................................         (9)

     Other assets ..............................................................         25

          TOTAL ASSETS .........................................................      2,396

LIABILITIES:

      Accounts payable and accrued expenses ....................................        181

           TOTAL LIABILITIES ...................................................        181

STOCKHOLDERS' EQUITY:

      Preferred stock (authorized) 1,000,000 shares, $.01 par value: Series A non-voting convertible preferred stock, redeemable and cumulative, issued and outstanding 100,000 shares. Series B non-voting non-convertible preferred stock, redeemable and cumulative, issued and outstanding 121,700 shares. Series AA non-voting convertible preferred stock, redeemable,
      issued and outstanding 15,000 shares at $100 stated value per share ......      1,502

      Common stock (authorized) 50,000,000 shares, $.01 par
      value: issued and outstanding 17,673,400 shares ..........................        177

      Additional paid-in capital ...............................................      1,094

      Retained earnings (deficit) ..............................................       (558)

          TOTAL STOCKHOLDERS' EQUITY ...........................................      2,215

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .....................................      2,396



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